Exhibit 99.8

[Form of Proxy — Perrigo]

(PERRIGO LOGO)

(PERRIGO LOGO) c/o National City Bank Corporate Trust Operations Locator 5352 P.O. Box 92301 Cleveland, OH 44193-0900	---------------------------------------------------------------------
VOTE BY TELEPHONE
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Have your proxy card available when you call the TOLL-FREE NUMBER 1-800-542-1160 using a Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

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VOTE BY INTERNET
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Have your proxy card available when you access the website HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

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VOTE BY MAIL
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Please mark, sign and date your proxy card and return it in the POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept. (PC), National City Bank, P.O. Box 94509, Cleveland, OH 44101-4500.

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VOTE BY TELEPHONE Call TOLL-FREE using a Touch-Tone phone: 1-800-542-1160	VOTE BY INTERNET Access the WEBSITE and cast your vote: HTTP://WWW.VOTEFAST.COM	VOTE BY MAIL Return your proxy in the POSTAGE-PAID envelope provided
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VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME ON [SUNDAY, MARCH 27, 2005] TO BE COUNTED IN THE FINAL TABULATION

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

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YOUR CONTROL NUMBER IS:
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PROXY MUST BE SIGNED AND DATED BELOW.
\/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/

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PERRIGO COMPANY	PROXY

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [MARCH 28, 2005]

The undersigned hereby appoints Douglas R. Schrank and Todd W. Kingma, or either of them with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on         , 2005, at the Special Meeting of Shareholders to be held on [March 28, 2005] or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned’s account as indicated on the reverse side.

Signature Signature
Date:	2005

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments:

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/\ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING.  /\

YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

\/  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING  \/

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PERRIGO COMPANY	PROXY

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This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.	Approval of the issuance of shares of Perrigo common stock in connection with the merger of Perrigo Israel Opportunities Ltd., an indirect wholly owned subsidiary of Perrigo, with and into Agis Industries (1983) Ltd., as contemplated by the Agreement and Plan of Merger among Perrigo, Perrigo Israel and Agis.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.